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                                                                    EXHIBIT 10.6

                           ARTICLES OF INCORPORATION
                                      OF
                       COMBINED STAFFING SERVICES, INC.

     FIRST. The name of the corporation is Combined Staffing Services, Inc.

     SECOND. Its registered office in the State of Nevada is located at One East First Street, Reno, Nevada 89501. The name of its resident agent at that address if The Corporation Trust Company of Nevada.

     THIRD. The total number of shares which the corporation is authorized to issue is One Hundred Thousand (100,000) of the par value of ten cents ($0.10) each.

     FOURTH. The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation.

     The names and addresses of the first board of directors, which shall be one
(1) in number, are as follows:

     NAME                     ADDRESS
     ----                     -------

     Jan Edwards              16801 Addison Road
                              Suite 310
                              Dallas, Texas 75248

ARTICLES OF INCORPORATION OF
COMBINED STAFFING SERVICES, INC.--Page 1
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     FIFTH. The name and address of the incorporator signing the articles of incorporation is as follows:

     NAME                     ADDRESS
     ----                     -------

     Richard P. Bobowski      570 Preston Commons West
                              8117 Preston Road
                              Dallas, Texas 75225

     SIXTH. At all elections of directors of the corporation, each holder of stock possessing voting power is entitled to as many votes as equal the number of his shares multiplied by the number of directors to be elected, and he may cast all of his votes for a single director or may distribute them among the number to be voted for or any two or more of them, as he may see fit.

     THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, does make and file thee articles of incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this _____ day of March, 1995.


                              /s/ RICHARD P. BOBOWSKI
                              _____________________________
                              Richard P. Bobowski

ARTICLES OF INCORPORATION OF
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